                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------

                                  FORM 8-K/A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)    January 27, 1998

                     DATA PROCESSING RESOURCES CORPORATION
            (Exact name of registrant as specified in its charter)



         California                    0-27612               95-3931443
 (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)             file number)         Identification No.)

 4400 MacArthur Boulevard, Suite 600
         Newport Beach, CA                                92660
 (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code:  (714) 553-1102


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Business Acquired.

            The audited financial statements of S3G, Inc. ("S3G"), prepared in accordance with Regulation S-X, were previously filed on March 5, 1998 with Registrant's Current Report on Form 8-K/A dated January 27, 1998 and are incorporated herein by reference.

        (b) Unaudited Pro Forma Financial Information.

            The amended pro forma financial statements for the consolidated companies filed with this report are listed in the Index to Financial Statements on page F-1 of this report. The statements were amended due to a change in the subtotals and totals on the unaudited pro forma financial statements.

        (c) Exhibits.

            The following exhibits are filed herewith:

            Exhibit No.  Document
            -----------  --------

                2.1      Agreement of Purchase and Sale of Assets dated January
                         27, 1998, by and among Data Processing Resources
                         Corporation, S3G, Inc. and Michael G. McCarthy.*

                2.2 Registration Rights Agreement dated January 27, 1998, by and between Data Processing Resources Corporation and S3G, Inc.*

               10.1      Credit Agreement dated as of September 25, 1997 between
                         Data Processing Resources Corporation and Wells Fargo
                         Bank, National Association, as Administrative Agent.
                         [X]

               13.1      Annual Report on Form 10-K for the fiscal year ended
                         July 31, 1997, as filed with the Securities and Exchange Commission on October 29, 1997. [XX]

               99.1      Text of Press Release dated January 28, 1998.*

_______________

* Exhibits previously filed on February 11, 1998 with Registrant's Current Report on Form 8-K dated January 27, 1998 incorporated herein by reference under Exhibit Number indicated.

[X] Filed with the Securities and Exchange Commission on October 29, 1997 as an exhibit to DPRC's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 (File No. 0-27612) and incorporated by reference herein.

[XX] Filed with the Securities and Exchange Commission on October 29, 1997 (file no. 0-27612) and incorporated by reference herein.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATA PROCESSING RESOURCES CORPORATION


Date:  March 19, 1998                   By:   /s/ Michael A. Piraino
     -------------------                  ----------------------------

                                       Michael A. Piraino, Executive Vice
                                       President and Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)

                         INDEX TO FINANCIAL STATEMENTS


Unaudited Pro Forma Consolidated Financial Statements of Registrant
-------------------------------------------------------------------

Unaudited Pro forma Consolidated Balance Sheet as of October 31, 1997, as amended                  F-2

Unaudited Pro Forma Consolidated Statements of Income for the Three Months ended
October 31, 1997, as amended, and for the Year ended July 31, 1997                          F-3 TO F-4

Notes to Unaudited Pro Forma Consolidated Financial Statements                              F-5 TO F-6


                     DATA PROCESSING RESOURCES CORPORATION
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET, AS AMENDED
                             As of October 31,1997


                                               DPRC               S3G
                                               As of             As of
                                            October 31,       December 31,       Pro Forma
                                               1997               1997          Adjustments           Pro Forma
                                            ------------      ------------     -------------         ------------
ASSETS                                                                            (Note 2)
Current assets:
  Cash and cash equivalents                 $ 15,781,000      $    623,000     $    (440,000) b
                                                                                  25,500,000  a
                                                                                 (28,250,000) a      $ 13,214,000
  Accounts receivable, net                    25,943,000         2,792,000           (50,000) b        28,685,000
  Receivables from affiliates                                                                                 -
  Prepaid expenses and other current                                                                          -
   assets
  Deferred tax asset                                                                                          -
  Prepaid expenses and other current           1,128,000            38,000                              1,166,000
   assets
                                            ------------      ------------     -------------         ------------
        Total current assets                  42,852,000         3,453,000        (3,240,000)          43,065,000
Property, net                                  1,734,000           568,000                              2,302,000
Other assets                                     344,000             4,000                                348,000
Intangible assets, net                        68,046,000                          29,961,000  a        98,007,000
                                            ------------      ------------     -------------         ------------

                                            $112,976,000      $  4,025,000     $  26,721,000         $143,722,000
                                            ============      ============     =============         ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued              $  7,756,000      $    874,000     $     330,000  b      $  8,960,000
   liabilities
  Income taxes payable                         1,717,000           184,000          (184,000) b         1,717,000
  Deferred income taxes                           55,000                                                   55,000
  Line of credit                                                   740,000          (740,000) b               -
                                                                                  25,500,000  a        25,500,000
                                            ------------      ------------     -------------         ------------
        Total current liabilities              9,528,000         1,798,000        24,906,000           36,232,000

Other long-term liabilities                       81,000            53,000                                134,000

Shareholders' equity:

  Preferred stock
  Common stock                                91,212,000             1,000            (1,000) b
                                                                                   3,989,000  a        95,201,000
  Additional paid-in-capital                   2,642,000           133,000          (133,000) b         2,642,000
  Retained earnings                            9,513,000         2,040,000        (2,040,000) b         9,513,000
                                            ------------      ------------     -------------         ------------
        Total shareholders' equity           103,367,000         2,174,000         1,815,000          107,356,000
                                            ------------      ------------     -------------         ------------
                                            $112,976,000      $  4,025,000     $  26,721,000         $143,722,000
                                            ============      ============     =============         ============

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                     DATA PROCESSING RESOURCES CORPORATION

       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME, AS AMENDED

                  For the Three Months Ended October 31, 1997


                                                          DPRC              S3G
                                                      Three Months      Three Months
                                                         Ended             Ended
                                                      October 31,       December 31,         Pro Forma
                                                          1997              1997            Adjustments           Pro Forma
                                                     -------------     -------------        -----------          -----------
                                                                                             (Note 2)
Revenues                                               $45,094,000        $3,558,000        $       -            $48,652,000
Cost of professional services                           32,690,000         1,441,000                              34,131,000
                                                       -----------        ----------        -----------          -----------
       Gross margin                                     12,404,000         2,117,000                -             14,521,000
Selling, general and administrative expenses             8,027,000           779,000            318,000  c         9,124,000
                                                       -----------        ----------        -----------          -----------
Operating income                                         4,377,000         1,338,000           (318,000)           5,397,000
Interest (expense) income, net                             127,000                             (446,000) d          (319,000)
                                                       -----------        ----------        -----------          -----------
Income before provision for income taxes                 4,504,000         1,338,000           (764,000)           5,078,000
Provision for income taxes                               1,982,000            63,000            185,000  e         2,230,000
                                                       -----------        ----------        -----------          -----------
 Net income                                            $ 2,522,000        $1,275,000        $  (949,000)         $ 2,848,000
                                                       ===========        ==========        ===========          ===========
 Net income per share                                  $      0.22                                               $      0.24
                                                       ===========                                               ===========
Weighted average common shares used in
  the calculation of historical net income
  per share (Note 3)                                    11,457,000                              205,000           11,662,000
                                                       ===========                          ===========          ===========


See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                     DATA PROCESSING RESOURCES CORPORATION

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                       For the Year Ended July 31, 1997


                                                          DPRC                   S3G
                                                       Year Ended        Twelve months Ended        Pro Forma
                                                      July 31, 1997      September 30, 1997        Adjustments          Pro Forma
                                                      -------------      -------------------       -----------         ------------
                                                                                                    (Note 2)
Revenues                                               $115,022,000              $9,200,000        $         -         $124,222,000
Cost of professional services                            85,979,000               3,900,000                              89,879,000
                                                       ------------              ----------        -----------         ------------
       Gross margin                                      29,043,000               5,300,000                  -           34,343,000
Selling, general and administrative expenses             18,654,000               2,213,000          1,271,000  c        22,138,000
                                                       ------------              ----------        -----------         ------------
Operating income                                         10,389,000               3,087,000         (1,271,000)          12,205,000
Interest (expense) income, net                              869,000                 (19,000)        (1,786,000) d          (936,000)

                                                       ------------              ----------        -----------         ------------
Income before provision for income taxes                 11,258,000               3,068,000         (3,057,000)          11,269,000
Provision for income taxes                                4,542,000                 138,000           (133,000) e         4,547,000
                                                       ------------              ----------        -----------         ------------
 Net income                                            $  6,716,000              $2,930,000        $(2,924,000)        $  6,722,000
                                                       ============              ==========        ===========         ============
 Net income per share                                  $       0.71                                                    $       0.70
                                                       ============                                                    ============
Weighted average common shares used in
  the calculation of historical net income
  per share (Note 3)                                      9,460,000                                    205,000            9,665,000
                                                       ============                                ===========         ============


See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                     DATA PROCESSING RESOURCES CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
  FOR THE YEAR ENDED JULY 31, 1997 AND THE THREE MONTHS ENDED OCTOBER 31, 1997


1. UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

  On January 27, 1998, Data Processing Resources Corporation ("DPRC") acquired substantially all of the assets and assumed certain liabilities of S3G, Inc., a Texas Corporation ("S3G"). The acquisition was achieved pursuant to an Agreement of Purchase and Sale of Assets dated January 27, 1998 ("Asset Purchase Agreement"), by and among DPRC, S3G and the sole shareholder of S3G, Michael G. McCarthy ("McCarthy"). Under the terms of the Asset Purchase Agreement, the purchase price was $32,239,000, Consisting of $28,250,000 in cash and 204,552 shares of DPRC common stock, valued at $3,989,000 (computed using a value of DPRC common stock of $4,985,000, less an adjustment of $996,000 to reflect the impact of restrictions on disposition of the stock). In addition, S3G has the Right to receive certain additional consideration contingent upon S3G's adjusted earnings before interest and taxes through December 31, 1998. The purchase price, including the additional consideration, is based on a multiple of adjusted earnings before interest and taxes. Under the Asset Purchase Agreement, S3G has certain registration rights with respect to the 204,552 shares of DPRC common stock it received in the acquisition and any additional shares of DPRC common stock which it might receive as additional consideration.

  The unaudited pro forma consolidated balance sheet and statements of income give effect on a purchase accounting basis to the acquisition of S3G. The unaudited pro forma consolidated balance sheet as of October 31, 1997 has been prepared by consolidating the balance sheet of DPRC as of October 31, 1997 with the balance sheet of S3G as of December 31, 1997. The unaudited pro forma consolidated statement of income for the three months ended October 31, 1997 has been prepared by consolidating the statement of income of DPRC for the three months ended October 31, 1997 with the statement of income of S3G for the three months ended December 31, 1997. The unaudited pro forma consolidated statement of income for the fiscal year ended July 31, 1997 has been prepared by consolidating the statement of income of DPRC for the fiscal year ended July 31, 1997 with the statement of income of S3G for the twelve months ended September 30, 1997.

  The unaudited pro forma consolidated balance sheet as of October 31, 1997 assumes that the acquisition occurred on October 31, 1997. The unaudited pro forma consolidated statements of income for the three months ended October 31, 1997 and for the fiscal year ended July 31, 1997 assume that the acquisition occurred on August 1, 1996. The unaudited pro forma consolidated balance sheet and statements of income do not purport to represent the results of operations or financial position of DPRC had the transaction and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma adjustments are based on management's preliminary assumptions regarding purchase accounting adjustments. The actual allocation of the purchase price will be adjusted to the extent that actual amounts differ from management's estimates in accordance with Statements of Financial Accounting Standards No. 38, "Accounting for Preacquisition Contingencies of Purchased Enterprises".

                     DATA PROCESSING RESOURCES CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
  For the Year ended July 31, 1997 and the Three Months ended October 31, 1997


  The unaudited pro forma consolidated financial statements are based upon certain assumptions and adjustments described in the notes to the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements, and related notes, of DPRC contained in DPRC's quarterly report on Form 10-Q for the quarter ended October 31, 1997 and in DPRC's Annual Report on Form 10-K for the year ended July 31, 1997.

2.  UNAUDITED PRO FORMA ADJUSTMENTS

  The following items describe the unaudited pro forma adjustments made to reflect the acquisition of S3G:

  a) To record the allocation of the purchase price and other purchase accounting adjustments as follows:


     Cash                                                   $ 28,250,000
     Common Stock of DPRC                                      3,989,000
                                                            ------------
     Total Purchase Price                                     32,239,000
     Net assets acquired                                      (2,658,000)
     Adjustments to conform accounting policies                  230,000
     Acquisition costs related to S3G                            150,000
                                                            ------------
     Excess of purchase price over net assets acquired      $ 29,961,000
                                                            ============

     The excess of purchase price over net assets acquired was allocated to intangible assets in the consolidated balance sheet. Of the $28,250,000 in cash consideration, $25,500,000 was borrowed by DPRC utilizing a line of credit with a bank syndicate

     b) To eliminate assets and liabilities not purchased in the acquisition of S3G.

     c) To record amortization related to goodwill and non-compete covenants acquired with the purchase of S3G which are amortized based on the straight line method over twenty-five years and three years, respectively.

     d) To record the reduction in interest income and increase in interest expense due to the loss of the use of cash and borrowings used in the acquisition of S3G.

     e) To record the tax effect of the pro forma adjustments and a tax provision related to the business of S3G.


3. UNAUDITED PRO FORMA WEIGHTED AVERAGE SHARES OUTSTANDING

     Unaudited pro forma weighted average shares outstanding assumes as outstanding the 204,552 new shares issued by DPRC required to consummate the acquisition of S3G.

                                 EXHIBIT INDEX

    EXHIBIT NO.            DOCUMENT
    -----------            --------

        2.1        Agreement of Purchase and Sale of Assets dated January 27,
                   1998, by and among Data Processing Resources Corporation,
                   S3G, Inc. and Michael G. McCarthy. *

        2.2 Registration Rights Agreement dated January 27, 1998, by and between Data Processing Resources Corporation and S3G, Inc.*

       10.1        Credit Agreement dated as of September 25, 1997 between Data
                   Processing Resources Corporation and Wells Fargo Bank,
                   National Association, as Administrative Agent. [X]

       13.1        Annual Report on Form 10-K for the fiscal year ended July 31,
                   1997, as filed with the Securities and Exchange Commission on October 29, 1997. [XX]

       99.1        Text of Press Release dated January 28, 1998.*


_________________

* Exhibits previously filed on February 11, 1998 with Registrant's Current Report on Form 8-K dated January 27, 1998 incorporated herein by reference under Exhibit Number indicated.

[X] Filed with the Securities and Exchange Commission on October 29, 1997 as an exhibit to DPRC's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 (File No. 0-27612) and incorporated by reference herein.

[XX] Filed with the Securities and Exchange Commission on October 29, 1997 (File No. 0-27612) and incorporated by reference herein.